                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 12, 2006

                             ARADYME CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                       000-50038             33-0619254
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)

                 1255 North Research Way,
                        Suite Q3500
                        Orem, Utah                          84097
         (Address of principal executive offices)         (Zip code)

                                  801-705-5000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

         The information in Item 7.01 of this report and exhibit 99.01 are being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2
thereunder. Such information shall not be deemed "filed" for purposes of Section
18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.

                       ITEM 7.01--REGULATION FD DISCLOSURE

         On June 12, 2006, Aradyme Corporation issued a public release, a copy of which is attached as Exhibit 99.01.

                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number               Title of Document                          Location

     99        Miscellaneous
    99.01      Public release dated June 12, 2006                  Attached

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          ARADYME CORPORATION
                                                          Registrant

Dated:  June 13, 2006                                     By: /s/ James R. Spencer
                                                             James R. Spencer, Chief Executive Officer